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                                                                    EXHIBIT 23.2

                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-95164, 33-95160, 33-95162, 33-95158,
333-2312 and 333-04357) of Spyglass, Inc. of our report dated October 25, 1996, which is incorporated in this Annual Report on Form 10-K.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
Chicago, Illinois
December 16, 1997